INTEREST EXPENSES	12 Months Ended
Dec. 31, 2018
INTEREST EXPENSES [Abstract]
INTEREST EXPENSES
10.	INTEREST EXPENSES

Interest expenses consist of interest expense on the long-term debt, the commitment fee and amortization of deferred financing costs related to the Credit Facility described in Note 9.

All amounts in USD ‘000	2018	2017	2016
Interest Expenses, net of capitalized interest	29,753	18,286	8,811
Commitment Fee	3,325	760	937
Amortization of Deferred Financing Costs	1,470	1,393	1,382
Other financial costs	1	25	40
Total Interest Expenses	34,549	20,464	11,170

For the years ended December 31, 2018, 2017 and 2016, $2.6 million, $2.5 million and $1.6 million of interest expenses were capitalized, respectively.